EXHIBIT 5(a)

FORM OF APPLICATION

Individual Variable Deferred Annuity Application
* Transamerica Life Insurance Company 4333 Edgewood Road NE, Cedar Rapids, IA 52499 (800) 525-6205
Home Office: Cedar Rapids, IA	8 www.transamericaannuities.com

BENEFITS ARE ON A VARIABLE BASIS AND MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

1. PRODUCT INFORMATION

Product: PrincipiumSM III

2. PRIMARY OWNER INFORMATION

Type of Owner:

❑	Individual (1)	❑	Trust (Trust Certification Form is Required)	❑	Guardianship / Conservatorship

❑	Corporate	❑	Company Qualified Plan (Profit Sharing Plan, Pension Plan, 401(k))	❑	UGMA / UTMA

Complete Legal Name:

Residential Address: (2)	City, State, Zip:

Mailing Address:	City, State, Zip:

SSN/TIN: (3)	Date of Birth:	Telephone:

Gender: ❑ Male ❑ Female

Citizenship: ❑ U.S. Citizen/Entity	❑ Non-U.S.Citizen/Entity (Country: )

❑ Resident Alien ❑ Non-Resident Alien

3. JOINT OWNER INFORMATION

If no Joint Owner is listed, Transamerica Life Insurance Company will issue the policy with the Owner listed in Section 2.

Relationship to Owner: (1)

Complete Legal Name:

Residential Address: (2)	City, State, Zip:

Mailing Address:	City, State, Zip:

SSN/TIN: (3)	Date of Birth:	Telephone:

Gender: ❑ Male ❑ Female

Citizenship: ❑ U.S. Citizen/Entity	❑ Non-U.S.Citizen/Entity (Country: )

❑ Resident Alien ❑ Non-Resident Alien

(1)

If Type of Owner in Section 2 is Individual; there must be an immediate (spouse, domestic partner, parent, child, grandparent, grandchild or sibling) familial relationship between the Primary Owner, the Joint Owner (if applicable) and the Annuitant.

(2)	The Residential Address must be completed and cannot be a P.O. Box.

(3)	Social Security Number (SSN)/Tax Identification Number (TIN)

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4. ANNUITANT INFORMATION

If no Annuitant is listed, Transamerica Life Insurance Company will issue the policy with the Primary Owner and Annuitant as the same.

Relationship to Owner: (1)

Complete Legal Name:

Residential Address: (2)	City, State, Zip:

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Telephone:

Gender: ❑ Male ❑ Female

Citizenship: ❑ U.S. Citizen	❑ Non-U.S. Citizen (Country: )

❑ Resident Alien ❑ Non-Resident Alien

5. BENEFICIARY DESIGNATION (If there are more than 3 beneficiaries, attach an Additional Beneficiary Form.)

The percentages assigned must be whole percentages and total 100% for each beneficiary type (primary and/or contingent). If the percentages do not total 100%, we will consider this designation incomplete until sufficient beneficiary information is received. If a designation is incomplete or there are no surviving beneficiaries at the time a claim is processed, proceeds will be payable per the terms of the policy.

❑ Primary	Allocation Percentage: %

Is this an Irrevocable Beneficiary? ❑ Yes ❑ No	Is this a Restricted Beneficiary? ❑ Yes (3) ❑ No

Complete Legal Name:

Relationship to Annuitant:	Gender: ❑ Male ❑ Female ❑ Entity or Trust (4)

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Telephone:

❑ Primary ❑ Contingent	Allocation Percentage: %

Is this an Irrevocable Beneficiary? ❑ Yes ❑ No	Is this a Restricted Beneficiary? ❑ Yes (3) ❑ No

Complete Legal Name:

Relationship to Annuitant:	Gender: ❑ Male ❑ Female ❑ Entity or Trust (4)

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Telephone:

❑ Primary ❑ Contingent	Allocation Percentage: %

Is this an Irrevocable Beneficiary? ❑ Yes ❑ No	Is this a Restricted Beneficiary? ❑ Yes (3) ❑ No

Complete Legal Name:

Relationship to Annuitant:	Gender: ❑ Male ❑ Female ❑ Entity or Trust (4)

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Telephone:

(1)

If Type of Owner in Section 2 is Individual; there must be an immediate (spouse, domestic partner, parent, child, grandparent, grandchild or sibling) familial relationship between the Primary Owner, the Joint Owner (if applicable) and the Annuitant.

(2)	The Residential Address must be completed and cannot be a P.O. Box.

(3)	The Beneficiary will not be restricted until the Beneficiary Designation with Restricted Payout Form is received.

(4)	Submit the Entity Certification or Trustee Certification Form if an Entity or Trust is named as Beneficiary.

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6. PURCHASE PAYMENT INFORMATION

Type of Annuity Applying for (select only one):

❑ Non-Qualified	❑ Traditional IRA	❑ Roth IRA	❑ SEP IRA	❑ Simple IRA	❑ BENE IRA (1)

❑ Non-Qualified Stretch (1)	❑ Profit Sharing Plan (2)	❑ Pension Plan (2)	❑ 401(k) (2)	❑ Other: (2)

Funding Options:

❑ Check/Wire Enclosed	❑ Transamerica Life Insurance Company to request release of funds		❑ Insurance Producer/Client to request release of funds

Source of Funds:

❑	New Money / Contribution Money $ if Qualified Plan - Tax Year:

❑

Non-qualified 1035 Exchange - Anticipated Premium Amount $

If Transamerica Life Insurance Company is to request funds, the IRC Section 1035 Exchange Form is required. Submit the appropriate state replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

❑

CD/Mutual Fund Redemption - Anticipated Premium Amount $

If Transamerica Life Insurance Company is to request funds, the Mutual Fund/CD Redemption Form is required. Submit the appropriate state replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

❑

Direct Transfer - Anticipated Premium Amount $

If Transamerica Life Insurance Company is to request funds, the Qualified Funds Direct Rollover or Transfer Request Form is required. Submit the appropriate state replacement form(s) if the Applicant has existing life insurance policies or annuity contracts.

❑	Rollover - Anticipated Premium Amount $ If Transamerica Life Insurance Company is to request funds, the Qualified Funds Direct Rollover or Transfer Request Form is required.

7A. ELECTIONS - DEATH BENEFIT

You must select only one Death Benefit option. Your selection cannot be changed after the policy has been issued.

❑	Policy Value Death Benefit

❑	Return of Premium Death Benefit

❑	Annual Step-Up Death Benefit

7B. ELECTIONS - ADDITIONAL DEATH BENEFIT RIDER

You can select only one Additional Death Benefit Rider.

❑	Additional Death Distribution + (Plus) (ADD+) - Not available if the Policy Value Death Benefit was elected in Section 7A.

❑	Additional Death Distribution (ADD) - Not available if the Policy Value Death Benefit was elected in Section 7A.

(1)	Include the deceased information in the Owner Information section.

(2)	The Qualified Plan Certification and Acknowledgement Form and Plan Investment and Services Agreement is required if applying for a Qualified Plan.

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7C. ELECTIONS - LIVING/WITHDRAWAL BENEFIT RIDER

You can select only one Living/Withdrawal Benefit Rider.

s Retirement Income Choice SM (RIC) Rider

Election - To elect this rider, select either the Single option or the Joint option.
❑ Single
❑ Joint - Joint Owner in Section 3 or Sole Primary Beneficiary in Section 5 must be the Owner’s spouse, civil union or domestic partner.
RIC Rider Options - More than one option may be selected.
❑ Income Enhancement SM
❑ Death Benefit

s Retirement Income Max SM(RIM) Rider

Election - To elect this rider, select either the Single option or the Joint option.
❑ Single
❑ Joint - Joint Owner in Section 3 or Sole Primary Beneficiary in Section 5 must be the Owner’s spouse, civil union or domestic partner.

s Income Link SM Rider

Election - To elect this rider, select either the Single option or the Joint option.

❑ Single
❑ Joint - Joint Owner in Section 3 or Sole Primary Beneficiary in Section 5 must be the Owner’s spouse, civil union or domestic partner.

s Guaranteed Principal Solution SM (GPS) Rider

❑ GPSSM Rider - Not available if the Policy Value Death Benefit was elected in Section 7A.

7D. ELECTIONS - OTHER AVAILABLE RIDERS

Elections below may not be available with all products.
❑ Access Rider

8A. INVESTMENT SELECTION - DOLLAR COST AVERAGING (DCA) PROGRAM

If immediately investing all funds proceed to Section 8B. If any funds are to be allocated in the DCA complete this section.

Transfer from: (maximum caps may apply)

❑ DCA Fixed Account ❑ TA AEGON Money Market ❑ TA AEGON U.S. Government Securities

Frequency and Number of Transfers: ($500 minimum for each transfer)

Monthly: ❑ 6 ❑ 10 ❑ 12 ❑ 24 ❑ Other: (minimum 6 months/maximum 24 months)

Quarterly: ❑ 4 ❑ 8

8B. INVESTMENT SELECTION - ASSET REBALANCING PROGRAM

Money invested in the Fixed Account is not included. More than one Investment Option must be allocated to participate in this program. If you would like to rebalance to a mix other than indicated in Section 8C, please complete the Optional Services Form.

I elect Asset Rebalancing of the variable investment options according to allocations in Section 8C using the frequency indicated below.

❑ Monthly ❑ Quarterly ❑ Semi-Annually ❑ Annually

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8C. INVESTMENT ALLOCATIONS

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount cannot be indicated below for any option elected in Section 7.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	ADD/ ADD+	RIC	RIM	Income Link	GPS

	N/A	Initial Investment for DCA	✓	✓	✓	✓	✓	✓	✓	✓

		1 Year Guaranteed Period Option * (101)	✓	✓	✓	✓	C	✓	✓	✓

		3 Year Guaranteed Period Option * (103)	✓	✓	✓	✓	C	✓	✓	✓

		5 Year Guaranteed Period Option * (105)	✓	✓	✓	✓	C	✓	✓	✓

		7 Year Guaranteed Period Option * (107)	✓	✓	✓	✓	C	✓	✓	✓

		TA AEGON Money Market (829)	✓	✓	✓	✓	C	✓	✓	✓

		TA AEGON Tactical Vanguard ETF - Balanced (783)	✓	✓	✓	✓	B	✓		✓

		TA AEGON Tactical Vanguard ETF - Conservative (784)	✓	✓	✓	✓	C	✓	✓	✓

		TA AEGON Tactical Vanguard ETF - Growth (782)	✓	✓	✓	✓	A			✓

		TA AEGON U.S. Government Securities (828)	✓	✓	✓	✓	C	✓	✓	✓

		TA Legg Mason Dynamic Allocation - Balanced (766)	✓	✓	✓	✓	B	✓		✓

		TA Legg Mason Dynamic Allocation - Growth (767)	✓	✓	✓	✓	A			✓

		TA PIMCO Total Return (823)	✓	✓	✓	✓	C	✓	✓	✓

* Premium limits may apply.

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8C. INVESTMENT ALLOCATIONS (continued)

For all options listed in this Section, the Initial Percentage (Initial %) column and DCA (if applicable) Percentage (DCA %) column must each total 100%. All options must be entered in whole percentages.

Some elections in Section 7 have subaccount restrictions. In order to allocate to a specific subaccount cannot be indicated below for any option elected in Section 7.

Section 7 Elections
Initial %	DCA %	Subaccount Name	Policy Value	Return of Premium	Annual Step Up	ADD/ ADD+	RIC	RIM	Income Link	GPS

		TA Vanguard ETF - Aggressive Growth (780)	✓	✓	✓	✓				✓

		TA Vanguard ETF - Balanced (856)	✓	✓	✓	✓	B	✓		✓

		TA Vanguard ETF - Conservative (779)	✓	✓	✓	✓	C	✓	✓	✓

		TA Vanguard ETF - Growth (857)	✓	✓	✓	✓	A			✓

9A. OWNER ACKNOWLEDGEMENTS - DISCLOSURES

—

Unless I have notified Transamerica Life Insurance Company of a community or marital property interest in this contract, Transamerica Life Insurance Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

—	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

—

This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

—

I understand that federal law requires all financial institutions to obtain customer information, including the name, residential address, date of birth, Social Security Number or Tax Identification Number and any other information necessary to sufficiently identify each customer.

—	When funds are allocated to the Fixed Accounts in Section 8, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

—	All statements in this application made by or under the authority of the applicant are representations and not warranties.

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9B. OWNER ACKNOWLEDGEMENTS - ELECTRONIC DOCUMENT DELIVERY

Skip to Section 9C if you are not initiating the process of Electronic Document Delivery.

By providing an email address in this section, I consent to initiate the process of receiving electronic documents and notices applicable to the Eligible Policy/Policies accessed through the Company website. These include, but are not limited to, prospectuses, prospectus supplements, annual and semiannual reports, quarterly statements and immediate confirmations, privacy notices and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. I consent to receive in electronic format any documents added in the future.

Please call (800) 525-6205 or visit the Company website if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your email address.

Email Address:

Electronic Delivery Document notifications will be provided to only one email address. Any email provided above will override any existing email address, if applicable.

9C. OWNER ACKNOWLEDGEMENTS - TELEPHONE/ELECTRONIC AUTHORIZATION

As the Owner, you will receive this privilege automatically. If a policy has Joint Owners, each Owner may individually make telephone and/or electronic requests. If no option is selected, the authorization will default to Owner only.

❑ Yes

By checking “Yes,” I am authorizing and directing Transamerica Life Insurance Company to act on telephone or electronic instructions from my insurance producer of record, servicing representative(s) or their support staff. This may include fund transfers, allocation changes and any other changes approved by Transamerica Life Insurance Company. Transamerica Life Insurance Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Transamerica Life Insurance Company and its affiliates and their directors, officers, employees, representatives and/or insurance producers will be held harmless for any claim, liability, loss or cost.

❑ No

By checking “No”, I am not authorizing and directing Transamerica Life Insurance Company to act on telephone or electronic instructions from my insurance producer of record, servicing representative(s) or their support staff.

10. OWNER & REPRESENTATIVE/INSURANCE PRODUCER - REPLACEMENT INFORMATION

Both the Owner Response and the Representative/Insurance Producer Response columns must be completed.

Replacement Questions	Owner Response	Representative/Insurance Producer Response

Did the Representative/Insurance Producer present and leave only insurer-approved sales material with the Owner?	Not Applicable	❑ No ❑ Yes

Does the Owner have any existing life insurance policies or annuity contracts?	❑ No ❑ Yes	❑ No ❑ Yes

Will this annuity replace or change any existing life insurance policies or annuity contracts?	❑ No ❑ Yes	❑ No ❑ Yes

If yes - Company:

Policy #:

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11. OWNER & ANNUITANT SIGNATURES

❑ Please check here if you want to be sent a copy of “Statement of Additional Information.”

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Account values when allocated to any of the options in Section 8 are not guaranteed as to fixed dollar amount and will increase or decrease with investment experience.

Signed at:
	City	State

Date:	Linking Number:

F Owner(s) Signature:	X

F Joint Owner(s) Signature:	X

FAnnuitant Signature (if not Owner):	X

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12. REPRESENTATIVE/INSURANCE PRODUCER ACKNOWLEDGEMENTS & SIGNATURES

I certify that I have truly and accurately recorded on the application the information that was provided to me by the applicant.

If this is a replacement transaction, I confirm that I have reviewed Transamerica Life Insurance Company’s written standard regarding the acceptability of replacements and that it meets the Company’s standard.

Primary Registered Representative/Licensed Insurance Producer

Print Full Name:

Representative/Insurance Producer ID Number:

Email Address (Optional):	Phone Number:

Firm Name:

Firm Address:

Commission Split: (1) %

F	Signature:	X

For Representative/Insurance Producer Use Only - Contact your home office for program information.

Commission options below are based on the product and rider(s) selected.

❑	Option A	❑	Option B	❑	Option C	❑	Option D

(Once selected, program cannot be changed)

Additional Registered Representative(s)/Licensed Insurance Producer(s)

The following Servicing Registered Representative(s)/Insurance Producer(s) must also meet all licensing, appointment and training required to solicit this policy. As a Servicing Registered Representative/Insurance Producer the individual(s) listed below will have the same independent rights to access policy information and submit instructions as are granted to the Primary Registered Representative/Licensed Insurance Producer of Record.

Print Full Name:

Representative/Insurance Producer ID Number:	Commission Split:	(1)%

Print Full Name:

Representative/Insurance Producer ID Number:	Commission Split: (1)	%

Print Full Name:

Representative/Insurance Producer ID Number:	Commission Split: (1)	%

(1)	Must be in whole percentages. Total Commission Split in Section 12 must equal 100%.

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